                                                                   Exhibit 10.12

            INDIANA RETURNED FACILITIES INTERIM MANAGEMENT AGREEMENT


         THIS INDIANA RETURNED FACILITIES INTERIM MANAGEMENT AGREEMENT ("Interim Management Agreement") is made and entered into effective as of this 1st day of February, 1999 ("Effective Date") by and between Omega Healthcare Investors, Inc., a Maryland corporation ("Omega"), each of the entities designated a Lessee on the signature pages hereof (each a "Lessee" and collectively "Lessees") and RainTree Healthcare Corporation, a Delaware corporation (the "Manager").


                                    RECITALS:

         A. Omega and BritWill Investments-I, Inc., a Delaware corporation ("BritWill-I") entered into a Master Lease dated November 1, 1992 ("Indiana Lease") for nine (9) healthcare facilities located in the state of Indiana ("Indiana Facilities"). BritWill Indiana Partnership, an Arizona general partnership ("BritWill Indiana") is the assignee of the interest of BritWill-I in the Indiana Lease, and has assumed the obligations and liabilities of BritWill-I thereunder.

         B. Pursuant to the Debtors' First Amended Joint Plan of Reorganization dated October 15, 1998 entered in the United States Bankruptcy Court for the District of Arizona in the matters of In Re: Unison HealthCare Corporation (Case Nos. B-98-06583-PHX-GBN through B-98-06612-PHX-GBN) and In Re: BritWill Investments-I, Inc. (Case Nos. B-98-0173-PHX-GBN through B-98-1075-PHX-GBN)(the "Plan"), Omega agreed, among other things, to terminate the Indiana Lease as to six (6) of the Indiana Facilities, located on Land described on attached EXHIBITS A, together with any and all Fixtures, Lessor's Improvements, Related Rights and Lessor's Personal Property related thereto ("Indiana Returned Facilities") and, in accordance with the Plan, Manager agreed to manage the Indiana Returned Facilities for a transition period for the account of Omega.

         C. Pursuant to the Plan, Omega and the Signature Subsidiaries (which are identified on the signature pages hereof) entered into that certain Master Lease dated as of December 31, 1998 (the "Omega New Master Lease"), and Omega, the Signature Subsidiaries, BritWill Indiana and BritWill Investments II, Inc. have entered into a First Amendment to Master Lease of even date herewith amending the Omega New Master Lease ("First Amendment"). The Omega New Master Lease, as amended by the First Amendment, by its terms constitutes an assumption (as thereby amended and supplemented) of the Indiana Lease and other Existing Leases (as therein defined).

         C. In order to provide Omega with sufficient time within which to cause the transfer of the operations of the Indiana Returned Facilities to a licensed entity or entities selected by Omega, on an interim basis, pending the completion of such transfer in accordance with applicable laws and regulations, at Omega's request the Lessees under the Omega New Master Lease have agreed to the inclusion of the Indiana Returned Facilities among the Facilities (as defined in the Omega New Master Lease) leased to them under the Omega New Master Lease, and Manager has agreed to manage the Indiana Returned Facilities.

         NOW, THEREFORE, in consideration of the covenants and conditions contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Term of Agreement. The term of this Management Agreement shall commence on the Effective Date. The term of this Management Agreement (and the Term of the New Omega Master Lease with respect to the Indiana Returned Facilities) shall end on the Indiana Returned Facilities Lease Termination Date as defined in the First Amendment.

         2.       Management Responsibility.

                  2.1 Appointment of Manager. BritWill Indiana appoints Manager as the manager of the Indiana Returned Facilities, Manager accepts such appointment and Manager shall provide management services on the terms and conditions stated below.

                  2.2 Authority of Manager. Manager's responsibilities pursuant to this Management Agreement are subject to the overall supervision and authority of BritWill Indiana and to all requirements of federal and state government and third party payors. BritWill Indiana shall remain the responsible licensee of the Indiana Returned Facilities and such licensee shall retain legal liability for all the patient care. Manager shall perform its functions and obligations under this Management Agreement in conformity with the general operating policies and directives of BritWill Indiana as adopted from time to time, and in conformity with applicable standards of care.

                  2.3 Manager's Responsibilities. Commencing on the Effective Date and continuing hereafter until this Management Agreement is validly terminated in accordance herewith (hereinafter referred to as the "Interim Operating Period"), Manager shall have management responsibility for the operation of the Indiana Returned Facilities, as described herein at no cost to Manager. Manager shall assume and discharge all responsibilities in connection with properly operating and maintaining the Indiana Returned Facilities in accordance with the regulations and standards required of the Indiana Returned Facilities.

                  2.4 Manager's Level of Service. Manager shall provide standards of patient care that materially comply with all applicable laws and regulations, and shall use its best efforts to avoid receiving any: (a) notice or finding of deficiency in meeting any applicable licensing, certification or accreditation requirement whatsoever; or (b) any complaints against the Indiana Returned Facilities or the licenses, certifications or accreditation by any governmental authority or patient relating to patient care at, or the operation and maintenance of, the Indiana Returned Facilities.

         3.       Indemnification.

                  3.1 Indemnification by Manager. Manager shall indemnify Omega against, and hold Omega harmless from any and all liabilities, costs, damages, penalties, awards, liens, judgments, losses, assessments, obligations and claims of any nature whatsoever as well as any costs or expenses including, but not limited to reasonable attorney's fees and disbursements (collectively "Claim(s)") arising out of the willful misconduct or gross negligence of Manager and its officers, employees and agents with respect to Manager's management of the Indiana Returned Facilities.

                  3.2 Indemnification by Omega. Omega shall indemnify Manager against, and hold it harmless from any and all Claims (as defined in Section 3.1, above) arising out of its management of the Indiana Returned Facilities except for any such Claims arising out of the willful misconduct or gross negligence of Manager and its officers, employees and agents.

                  3.3 Survival of Indemnity. Manager's and Omega's obligations under this Section 3 shall survive the termination of this Management Agreement for a period of five years following the Indiana Returned Facilities Lease Termination Date.

         4. Payment of Expenses and Management Compensation. Manager shall be entitled to receive all revenues generated by the Indiana Returned Facilities with respect to any patient care or other services during the term hereof, and shall disburse such revenues plus such additional funds, if any, as Omega shall provide to Lessees pursuant to the Omega New Master Lease. Manager shall have no responsibility to furnish any funds in connection with its management of the Indiana Returned Facilities.

         5. Management Fee. Omega shall pay Manager a management fee of five (5%) of Gross Revenues (as such term is defined in the Omega New Master Lease) generated by the Indiana Returned Facilities during the Interim Operating Period ("Management Fee"). The Management Fee shall be paid on or before the fifth
(5th) day of each month on the basis of Gross Revenues in the preceding month.

         6. Assignment. Neither party shall assign this Management Agreement without the prior written consent of the other party hereto, which may be withheld in the absolute discretion of the party whose consent is required.

         7.       General Provisions.

                  7.1 Notices. All notices, requests, demands and other communications required or permitted to be given or made under this Management Agreement shall be in writing and shall be deemed to have been given (a) on the date of personal delivery or transmission by telegram, cable or facsimile; (b) on the third (3rd) business day following deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, or (c) on the first (1st) business day after delivery to a nationally recognized overnight courier service, in each case, address as follows, or to such address, person or entity as either party, shall designate by notice to the other in accordance herewith:

                  If to Omega: Omega Healthcare Investors, Inc.
                               900 Victors Way
                               Suite 350
                               Ann Arbor, Michigan 48108
                               Attn: Essel W. Bailey, Jr.
                               Telephone: (734) 887-0200
                               Fax: (734) 887-0201

               With a copy to: Dykema Gossett
                               ATTN: Fred J. Fechheimer
                               1577 North Woodward Avenue
                               Bloomfield Hills, Michigan 48304-2820
                               Tel: (248) 203-0743
                               Fax: (248) 203-0763

                If to Manager: RainTree Healthcare Corporation
                               15300 North 90th Street
                               Suite 100
                               Scottsdale, Arizona  85260
                               Telephone:  (602) 607-4000
                               Fax:             (602) 607-4114
                               Attn:  Michael A. Jeffries

               With a Copy to: RainTree Healthcare Corporation
                               15300 North 90th Street
                               Suite 100
                               Scottsdale, Arizona  85260
                               Telephone:  (602) 607-4000
                               Fax:             (602) 607-4114
                               Attn:  Nir E. Margalit

                  7.3 Governing Law. This Management Agreement shall be construed and enforced in accordance with, and its performance shall be governed by, the laws of the State of Michigan, without regard to the conflict of laws thereof.

                  7.4 Counterparts. This Management Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  7.5 Entire Agreement; Modification. There are no oral agreements or understandings between the parties regarding this Management Agreement. This Management Agreement shall not be modified or amended except by a written document executed by both parties hereto.

                             SIGNATURE PAGES FOLLOW

         IN WITNESS WHEREOF, the parties have executed this Management Agreement as of the date first written above.


                                    MANAGER:


                                     RAINTREE HEALTHCARE CORPORATION



                                     By:
                                              Name:
                                              Title:


                                    OMEGA:

                                    OMEGA HEALTHCARE INVESTORS, INC.


                                     By:
                                              Name: F. Scott Kellman
                                              Title:   Executive Vice President

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                                 ENGLISH ESTATES


TRACT I:

A PART OF THE EAST HALF OF SECTION 8, TOWNSHIP 18 NORTH, RANGE 1 EAST, SITUATED IN CENTER TOWNSHIP, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS FOLLOWS:

FROM THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE AFORESAID SECTION 8, PROCEED THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST (THE BEARING COMPUTED FROM THE CENTERLINE OF I-65 AS SHOWN ON STATE HIGHWAY PLANS) ALONG THE QUARTER SECTION LINE, 665.70 FEET TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, PROCEED THENCE SOUTH 00 DEGREES 07 MINUTES 46 SECONDS WEST, WITH THE QUARTER-QUARTER-QUARTER SECTION LINE, 382.55 FEET; THENCE SOUTH 62 DEGREES 30 MINUTES 00 SECONDS WEST, 141.42 FEET; THENCE NORTH 30 DEGREES 37 MINUTES 36 SECONDS WEST, 199.46 FEET; THENCE SOUTH 59 DEGREES 22 MINUTES 24 SECONDS WEST, WITH AN EXISTING DRIVE, 160.00 FEET, THENCE SOUTH 30 DEGREES 37 MINUTES 36 SECONDS EAST, 190.72 FEET; THENCE SOUTH 53 DEGREES 45 MINUTES 00 SECONDS WEST, WITH THE CENTERLINE OF PRAIRIE CREEK, 421.76 FEET; THENCE NORTH 40 DEGREES 00 MINUTES 00 SECONDS WEST, WITH THE CENTERLINE OF OLD U.S. #52, 91.59 FEET; THENCE NORTH 00 DEGREES 08 MINUTES 55 SECONDS EAST, WITH THE QUARTER-QUARTER SECTION LINE, 692.40 FEET; THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST, WITH THE QUARTER SECTION LINE, 572.337 FEET; THENCE NORTH 40 DEGREES 52 MINUTES 00 SECONDS WEST, THE CENTERLINE OF OLD U.S. #52, 20.92 FEET; THENCE NORTH 89 DEGREES 15 MINUTES 13 SECONDS EAST, 605.61 FEET; THENCE SOUTH 00 DEGREES 01 MINUTES 21 SECONDS WEST, 16.00 FEET; THENCE NORTH 89 DEGREES 15 MINUTES 13 SECONDS EAST, WITH THE QUARTER SECTION LIEN, 646.16 FEET TO THE POINT OF BEGINNING.

(REF. ONLY, 8.2472 ACRES, MORE OR LESS)

SUBJECT TO AN EASEMENT FOR INGRESS AND EGRESS TO A CONTIGUOUS TRACT, SAID EASEMENT BEING MEASURED PERPENDICULARLY 10 FEET LEFT AND 10 FEET RIGHT FROM A CENTERLINE WHICH IS DESCRIBED AS FOLLOWS:




                                  Exhibit A-1

FROM THE AFORESAID NORTHEAST CORNER OF THE SOUTHEAST QUARTER, PROCEED THENCE SOUTH 00 DEGREES 06 MINUTES 37 SECONDS WEST, 485.09 FEET; THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST, 1,247.66 FEET TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, PROCEED THENCE NORTH 56 DEGREES 18 MINUTES 06 SECONDS EAST, 101,67 FEET; THENCE NORTH 59 DEGREES 22 MINUTES 24 SECONDS EAST,
154.16 FEET TO A PERIMETER CORNER OF THE AFORDSAID TRACT; AND ALSO SUBJECT TO A 10 FOOT EASEMENT MEASURED PERPENDICULARLY 10 FEET LEFT FROM A CENTERLINE DESCRIBED AS FOLLOWS:

BEGIN AT THE EAST END OF THE PREVIOUSLY DESCRIBED CENTERLINE, BEING A POINT ON THE PERIMETER DESCRIPTION, AND PROCEED THENCE NORTH 59 DEGREES 22 MINUTES 24 SECONDS EAST, ALONG THE PREVIOUSLY DESCRIBED PERIMETER, 160.00 FEET; AND ALSO SUBJECT TO THE PRIVILEGE OF USING 10 FOOT EASEMENT ON THE RIGHT SIDE OF THE PREVIOUSLY DESCRIBED 160 FOOT CENTERLINE; AND ALSO SUBJECT TO A LIMITED ACCESS RIGHT-OF-WAY ACROSS THE WESTERNMOST TIP AND SOUTHWESTERN TIP, FOR I-65. SUBJECT TO AN EASEMENT FOR A FRONTAGE ROAD CONTIGUOUS TO THE LIMITED ACCESS RIGHT-OF-WAY, ALSO SUBJECT TO AN EASEMENT FOR PRAIRIE CREEK LEGAL DRAIN ON AND ALONG THE ENTIRE SOUTHEASTERN BOUNDARY. ALL DIMENSIONS COMPUTED FROM ELECTRONIC MEASUREMENTS.

                         (REF. ONLY, 0.6770 A., M/L, EASEMENT AREA FRONTAGE ROAD
                                                                 0.4201 A., M/L)

EXCEPT:
A PART OF THE SOUTHEAST QUARTER OF SECTION 8, TOWNSHIP 18 NORTH, RANGE 1 EAST, SITUATED IN CENTER TOWNSHIP, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS
FOLLOWS:

FROM THE NORTHEAST CORNER OF THE AFORESAID SOUTHEAST QUARTER, PROCEED THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST, 665.70 FEET ALONG THE QUARTER SECTION LINE; THENCE SOUTH 00 DEGREES 07 MINUTES 46 SECONDS WEST, 194.83 FEET TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, CONTINUE THENCE SOUTH 00 DEGREES 07 MINUTES 46 SECONDS WEST, 187.72 FEET; THENCE SOUTH 62 DEGREES 30 MINUTES 00 SECONDS WEST, 141.42 FEET ALONG THE APPROXIMATE CENTERLINE OF PRAIRIE CREEK; THENCE NORTH 30 DEGREES 37 MINUTES 36 SECONDS WEST, 209.46 FEET; THENCE NORTH 59 DEGREES 22 MINUTES 24 SECONDS EAST, 15.00 FEET; THENCE CURVE LEFT, WITH A 107.98 FOOT RADIUS CURVE, 84.20 FEET (THE CHORD BEARING NORTH 37 DEGREES 02 MINUTES 07 SECONDS EAST, 82.08 FEET); THENCE SOUTH 89 DEGREES 52 MINUTES 14 SECONDS EAST, 170.23 FEET TO THE POINT OF BEGINNING.



                                  Exhibit A-2

SUBJECT TO A 25 FOOT DRIVEWAY EASEMENT OF EVEN WIDTH ON AND ALONG THE ENTIRE NORTHWESTERN BOUNDARY TO PROVIDE INGRESS/EGRESS TO EXISTING TRACTS.

TRACT 2

A PART OF THE NORTHEAST QUARTER OF SECTION 8, TOWNSHIP 18 NORTH, RANGE 1 EAST, SITUATED IN CENTER TOWNSHIP, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS FOLLOWS

FROM THE SOUTHEAST CORNER OF THE NORTHEAST QUARTER OF THE AFORDSAID SECTION 8, PROCEED THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST (THE BEARING COMPUTED FROM THE CENTERLINE OF INTERSTATE #65, AS SHOWN ON STATE HIGHWAY PLAN), 665.70 FEET ALONG THE QUARTER SECTION LINE TO THE POINT OF BEGINNING. FROM SAID POINT OF BEGINNING, CONTINUE THENCE SOUTH 89 DEGREES 15 MINUTES 13 SECONDS WEST,
646.16 FEET ALONG THE QUARTER SECTION LINE; THENCE NORTH 00 DEGREES 01 MINUTES 21 SECONDS EAST, 16.00 FEET; THENCE SOUTH 89 DEGREES 15 MINUTES 12 SECONDS WEST,
387.41 FEET; THENCE NORTH 40 DEGREES 52 MINUTES 00 SECONDS WEST, 5.23 FEET; ALONG THE RIGHT-OF-WAY OF AN EXISTING FRONTAGE ROAD; THENCE NORTH 89 DEGREES 15 MINUTES 13 SECONDS EAST, 1037.01 FEET; THENCE SOUTH 00 DEGREES 03 MINUTES 42 SECONDS WEST, 20.00 FEET ALONG THE QUARTER-QUARTER-QUARTER SECTION LINE TO THE POINT OF BEGINNING.

(REF.  ONLY, 0.3324 ACRES, MORE OR LESS)

NOTE: The acreage indicated in this legal description is solely for the purpose of identifying the said tract and should not be construed as insuring the quantity of land.

                                  Exhibit A-3

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                  ENGLISH SENIOR LIVING/ENGLISH ASSISTED LIVING


A PART OF THE SOUTHEAST QUARTER OF SECTION 25, TOWNSHIP 19 NORTH, RANGE 1 WEST, SITUATED IN THE CITY OF LEBANON, BOONE COUNTY, INDIANA, PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE CENTERLINE OF NORTH LEBANON STREET (AS DETERMINED FROM THE PLAT OF FAIRVIEW ADDITION, SHOWN IN PLAT BOOK #3, PAGE 80), WITH THE SOUTH LINE OF ESSEX STREET (AS DETERMINED FROM THE PLAT OF FAIRGROUNDS ADDITION, AS SHOWN IN PLAT BOOK #3, PAGE 107), AND PROCEED THENCE SOUTH 89 DEGREES 38 MINUTES 54 SECONDS EAST (AN ASSUMED BEARING, 294.46 FEET (SHOWN IN OLD DEEDS AS 287.5 FEET); ALONG THE SOUTH LINE OF ESSEX STREET; THENCE SOUTH 41 DEGREES 20 MINUTES 51 SECONDS WEST, 372.30 FEET (SHOWN IN OLD DEEDS AS 365 FEET) ALONG THE CENTER LINE OF AN EXISTING STREET DESIGNATED AS ULEN DRIVE, THENCE NORTH 09 DEGREES 47 MINUTES 00 SECONDS WEST, 285.45 FEET (SHOWN AS 281.5 FEET IN OLD DEEDS), ALONG THE CENTERLINE OF LEBANON STREET, TO THE POINT OF BEGINNING.




                                  Exhibit A-4

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                         CAPITAL CARE HEALTHCARE CENTER


Lots numbered 1, 2 and 3 in Bruce Place, an addition to the City of Indianapolis, Indiana, as per plat thereof recorded in Plat Book 6, page 122, in the Office of the Recorder of Marion County, Indiana.




                                  Exhibit A-5

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                                  SUNSET MANOR


Situate in the State of Indiana, County of Putnam, City of Greencastle and being a part of Plummer's Addition to said City of Greencastle, as the same appears of record on the plat on file in the office of the Recorder of Putnam County, Indiana, at Plat Book 1, page 268, more particularly described, to wit:
Beginning at a point 20 feet South 0 degrees 07 minutes 56 seconds East from the Southwest Corner of Lot 18 in the Plummer's Addition to the City of Greencastle: thence North 0 degrees 07 minutes 56 seconds West 140.55 feet to the Northwest Corner of Lot 19 in said Addition; thence North 89 degrees 36 minutes 07 seconds East 49.85 feet with the North line of said Lot 19; thence North 0 degrees 23 minutes 53 seconds West 50.1 feet to the North line of Lot 20 in said Addition; thence East 246.26 feet to the Northeast Corner of Lot 25 in said Addition; thence South 0 degrees 29 minutes 58 seconds East 318.87 feet to the South Line of Section 21, Township 14 North, Range 4 West; thence South 89 degrees 53 minutes 40 seconds West 169.37 feet with said South Line; thence North 0 degrees 57 minutes 47 seconds West 19.8 feet; thence South 89 degrees 20 minutes 10 seconds West 57.97 feet; thence North 0 degrees 51 minutes 18 seconds West
100.05 feet; thence South 89 degrees 08 minutes 42 seconds West 59.0 feet to the point of beginning.

ALSO, an easement for the purpose of ingress and egress, for the benefit of the above described real estate, as created by Ingress and Egress Easement in a certain Warranty Deed, dated October 26, 1965 and recorded October 28, 1965 in Deed Record 130, page 152, over and across the following real estate in Putnam County, Indiana: A part of Lots 5 and 6 of Plummer's Addition to the City of Greencastle, Indiana, and part of previously vacated alley, more particularly described as follows, to-wit:

Beginning at a point 20 feet North 0 degrees 07 minutes 56 seconds East from Southwest Corner of Lot 18 of said Addition; thence South 89 degrees 08 minutes 42 seconds West 141 feet to the West line of Lot Number 5 of said Addition to a point 20 feet North 9 degrees 07 minutes 56 seconds West from the Southwest Corner thereof; thence South 0 degrees 07 minutes 56 seconds East 40 feet to a point 20 feet South 0 degrees 07 minutes 56 seconds East from the Northwest Corner of Lot Number 6 of said Addition; thence North 89 degrees 08 minutes 42 seconds East 141 feet parallel with the North line of said Lot Number 6 to a point on the West line of said Lot 17 of said Addition, 20 feet South 0 degrees 07 minutes 56 seconds East from the Northwest Corner thereof; thence North 0 degrees 07 minutes 56 seconds West 40 feet to the place of beginning.




                                  Exhibit A-6

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                           LOCKERBIE HEALTHCARE CENTER


Lots numbered 11, 12, 13 and 14 in J.R. Routh's Subdivision of the Southwest Quarter of Lot 21 in Johnson's Heirs Addition to the City of Indianapolis, Indiana, as per plat thereof recorded in Plat Book 4, page 219, in the Office of the Recorder of Marion County, Indiana. Also, 6.5 feet North of Lot 14, being a part of a vacated alley.

ALSO:

Lots numbered 1, 2 and 3 in Eliza Jane Hoss' and Nelson Hoss' Subdivision of the Northwest Quarter of Lot 21 in Johnson Heirs Addition to the City of Indianapolis, Indiana, as per plat thereof recorded in Plat Book 3, page 206, in the office of the Recorder of Marion County, Indiana. Also a strip of ground 7 feet wide South of the adjoining Lot 1, being a part of a vacated alley.





                                  Exhibit A-7

                                    EXHIBIT A

                           "INDIANA RETURNED FACILITY"

                                 PARKVIEW MANOR


Part of the West Half of the Southwest Quarter of Section 8, Township 16 North, Range 4 East, Marion County, Indiana, more particularly described as follows, to-wit:

Beginning in the South line of said Half Quarter Section at a point 193.31 feet East of the Southwest corner of said Half Quarter Section; thence North 200 feet to a point 193.25 feet East of the West line of said Half Quarter Section; thence East parallel to said South line 182.61 feet to a point; thence South parallel to said West line 200 feet to a point in said South line; thence West in and along said South line 182.55 feet to the point of beginning.



                                  Exhibit A-8